ACQUISITION OF SUBSIDIARY - Schedule of Recognized Identified Assets Acquired and Liabilities Assumed (Details) - Beijing Hollysys Intelligent Technologies Co., Ltd [Member] $ in Thousands	Jun. 30, 2022 USD ($)
Assets Acquired
Cash and cash equivalents	$ 3,018
Restricted cash	1
Accounts receivable, net	8,776
Cost and estimated earnings in excess of billings, net	2,499
Other receivables, net	1,221
Advances to suppliers	667
Inventories, net	6,513
Income tax recoverable	25
Property, plant and equipment, net	2,886
Operating lease right-of-use assets	3
Intangible assets, net	11,245
Investments in equity investees	1,490
Total assets acquired	38,344
Liabilities Assumed:
Accounts payable	11,553
Deferred revenue	9,803
Accrued payroll and related expenses	1,018
Warranty liabilities	145
Accrued liabilities	14,614
Total liabilities assumed	37,133
Fair Value of Net Assets Acquired	$ 1,211